                               AMENDMENT NO. 1 TO
               PURCHASE AND SALE AGREEMENT DATED OCTOBER 18, 2000
                   BETWEEN REEVES TELECOM LIMITED PARTNERSHIP
                          AND WW-GOLF & SERVICES, LLC.


         THIS AMENDMENT NO. 1 to the Purchase and Sale Agreement (the "Agreement") dated October 18, 2000 between Reeves Telecom Limited Partnership (the "Seller") and WW-Golf & Services, LLC (the "Purchaser") is made and entered into this 7th day of November, 2000.

                                   WITNESSETH:

         WHEREAS, pursuant to Section 6(m) of the Agreement, Seller is to provide Purchaser with an "Official North Carolina Wood Infestation Report" (the "Wood Infestation Report") dated within thirty (30) days prior to the closing date, and

         WHEREAS, Seller has been advised by the engineering firm engaged by Seller to furnish the Wood Infestation Report that such report is valid for up to thirty (30) days after the date of its issuance, and

         WHEREAS, the anticipated closing date is in January 2001 and Purchaser has nevertheless requested that Seller arrange for the Wood Infestation Report as soon a practicable,

         NOW, THEREFORE, Purchaser and Seller agree as follows:

1. The provisions of Section 6(m) of the Agreement are hereby amended to require that Seller provide Purchaser with the Wood Infestation Report dated after November 1, 2000 but prior to the date of Closing, and that such report need not be dated within thirty (30) days prior to the closing date.

2. All other terms, conditions and provisions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of this 7th day of November, 2000.

PURCHASER:                                       SELLER:

WW-GOLF & SERVICES, LLC                          REEVES TELECOM LIMITED
                                                        PARTNERSHIP

By: /S/ STEVEN WHITE                             By: /S/ DAVIS P. STOWELL
    ----------------                                 --------------------
    Steven White                                     Davis P. Stowell
    President                                        Vice President of Grace
                                                     Property Management, Inc.,
                                                     its General Partner

                               AMENDMENT NO. 2 TO
               PURCHASE AND SALE AGREEMENT DATED OCTOBER 18, 2000
                   BETWEEN REEVES TELECOM LIMITED PARTNERSHIP
                          AND WW-GOLF & SERVICES, LLC.


         THIS AMENDMENT NO. 2 to the Purchase and Sale Agreement (the "Agreement") dated October 18, 2000 between Reeves Telecom Limited Partnership (the "Seller") and WW-Golf & Services, LLC (the "Purchaser") is made and entered into this 4th day of December, 2000.

                                   WITNESSETH:

         WHEREAS, Exhibit "A" to the Agreement sets forth a legal description of the real property to be purchased by Purchaser from Seller; and

         WHEREAS, a portion of the real property to be purchased by the Purchaser from Seller was inadvertently omitted from Exhibit "A";

         NOW, THEREFORE, Purchaser and Seller agree as follows:

1. Exhibit "A" to the Agreement is hereby amended to include that certain parcel of real property on which the clubhouse and cart shed are located as shown on that Preliminary Plat of Fox Squirrel Country Club surveyed and mapped by Tide Water Surveying, P.A.

2. All other terms, conditions and provisions of the Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of this 4th day of December, 2000.

PURCHASER:                                        SELLER:

WW-GOLF & SERVICES, LLC                           REEVES TELECOM LIMITED
                                                         PARTNERSHIP

By: /S/ STEVEN WHITE                              By: /S/ DAVIS P. STOWELL
    ----------------                                  --------------------
    Steven White                                      Davis P. Stowell
    President                                         Vice President of Grace
                                                      Property Management, Inc.,
                                                      its General Partner

                               AMENDMENT NO. 3 TO
               PURCHASE AND SALE AGREEMENT DATED OCTOBER 18, 2000
                   BETWEEN REEVES TELECOM LIMITED PARTNERSHIP
                          AND WW-GOLF & SERVICES, LLC.


         THIS AMENDMENT NO. 3 to the Purchase and Sale Agreement (the "Agreement") dated October 18, 2000 between Reeves Telecom Limited Partnership (the "Seller") and WW-Golf & Services, LLC (the "Purchaser") is made and entered into this 20th day of December, 2000.

                                   WITNESSETH:

         WHEREAS, pursuant to Section 4.1 of the Agreement, Purchaser's Due Diligence Period (as defined therein) is to be for a period of sixty (60) days after the Execution Date (as defined in the Agreement), and

         WHEREAS, Purchaser has requested that the Due Diligence Period be extended by thirty (30) days, and

         WHEREAS, Seller is agreeable to such extension,

         NOW, THEREFORE, Purchaser and Seller agree as follows:

1. Section 4.1 of the Agreement is hereby amended to provide that the Due Diligence Period extends for a period of ninety (90) days after the Execution Date.

2. Section 12 of the Agreement is hereby amended to provide that the Closing shall take place on or before a date that is one hundred and twenty (120) days after the date of the Agreement or such other time as the parties may agree.

3. Section 16.1 of the Agreement is hereby amended to read, in its entirety, as follows:

         "Termination Prior to Closing. Purchaser may, in its sole discretion, terminate the Agreement by providing written notice to Seller: (i) within ninety (90) days of the date of the Agreement for any reason whatsoever, or no reason; (ii) within one hundred and twenty (120) days of the date of this Agreement if Seller elects not to effect the removal of any hazardous or toxic chemical, material, substance or waste and restore the Property pursuant to Paragraph 4.3 hereof and Purchaser has not waived the condition set forth in Paragraph 4.3; or
         (iii) if the Closing Date is extended pursuant to Paragraph 4.3 hereof and a Closing has not occurred by the end of such additional ninety (90) day period."

4. Section 16.2 of the Agreement is hereby amended to read, in its entirety, as follows:

         "Termination Prior to Closing by Seller. Seller may, in its sole discretion, terminate this Agreement by providing written notice to
         Purchaser: (i) if a Closing does not occur within one hundred and twenty (120) days of the date of this Agreement and the Closing Date has not been extended pursuant to Paragraph 4.3 hereof; or (ii) if the Closing Date is extended pursuant to Paragraph 4.3 hereof and a Closing has not occurred by the end of such additional ninety (90) day period."

5. All other terms, conditions and provisions of the Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of this 20th day of December, 2000.

PURCHASER:                                        SELLER:

WW-GOLF & SERVICES, LLC                           REEVES TELECOM LIMITED
                                                         PARTNERSHIP

By: /S/ STEVEN WHITE                              By: /S/ DAVIS P. STOWELL
    ----------------                                  --------------------
    Steven White                                      Davis P. Stowell
    President                                         Vice President of Grace
                                                      Property Management, Inc.,
                                                      its General Partner

                               AMENDMENT NO. 4 TO
               PURCHASE AND SALE AGREEMENT DATED OCTOBER 18, 2000
                   BETWEEN REEVES TELECOM LIMITED PARTNERSHIP
                          AND WW-GOLF & SERVICES, LLC.


         THIS AMENDMENT NO. 4 to the Purchase and Sale Agreement (the "Agreement") dated October 18, 2000 between Reeves Telecom Limited Partnership (the "Seller") and WW-Golf & Services, LLC (the "Purchaser") is made and entered into this 22nd day of January, 2001.

                                   WITNESSETH:

         WHEREAS, pursuant to Section 4.1 of the Agreement, Purchaser's Due Diligence Period (as defined therein) is to be for a period of sixty (60) days after the Execution Date (as defined in the Agreement), and

         WHEREAS, Purchaser and Seller executed Amendment No. 3 to the Agreement, pursuant to which the Due Diligence Period was extended to January 25, 2001, and

         WHEREAS, Purchaser has requested a further extension of the Due Diligence Period so that certain easement matters may be dealt with appropriately, and

         WHEREAS, Seller is agreeable to such extension,

         NOW, THEREFORE, Purchaser and Seller agree as follows:

1. Section 4.1 of the Agreement is hereby amended to provide that the last day of the Due Diligence Period is Friday, February 16, 2001.

2. Section 12 of the Agreement is hereby amended to provide that the Closing shall take place on or before Friday, March 16, 2001 or such other time as the parties may agree.

3. Section 16.1 of the Agreement is hereby amended to read, in its entirety, as follows:

         "Termination Prior to Closing. Purchaser may, in its sole discretion, terminate the Agreement by providing written notice to Seller: (i) on or before February 16, 2001 for any reason whatsoever, or no reason;
         (ii) on or before March 16, 2001 if Seller elects not to effect the removal of any hazardous or toxic chemical, material, substance or waste and restore the Property pursuant to Paragraph 4.3 hereof and Purchaser has not waived the condition set forth in Paragraph 4.3; or (iii) if the Closing Date is extended pursuant to Paragraph 4.3 hereof and a Closing has not occurred by the end of such additional ninety (90) day period."

4. Section 16.2 of the Agreement is hereby amended to read, in its entirety, as follows:

         "Termination Prior to Closing by Seller. Seller may, in its sole discretion, terminate this Agreement by providing written notice to
         Purchaser: (i) if a Closing does not occur by March 16, 2001 and the Closing Date has not been extended pursuant to Paragraph 4.3 hereof; or
         (ii) if the Closing Date is extended pursuant to Paragraph 4.3 hereof and a Closing has not occurred by the end of such additional ninety
         (90) day period."

5. If the Closing Date has been extended pursuant to Paragraph 4.3 of the Agreement, the Closing shall occur on or before June 14, 2001, such date being the date that is ninety (90) days after March 16, 2001.

6. All other terms, conditions and provisions of the Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed as of this 22nd day of January, 2001.

PURCHASER:                                     SELLER:

WW-GOLF & SERVICES, LLC                        REEVES TELECOM LIMITED
                                                      PARTNERSHIP

By: /S/ STEVEN WHITE                           By: /S/ DAVIS P. STOWELL
    ----------------                               ----------------------------
    Steven White                                   Davis P. Stowell
    President                                      Vice President of Grace
                                                   Property Management, Inc.,
                                                   its General Partner

                               AMENDMENT NO. 5 TO
               PURCHASE AND SALE AGREEMENT DATED OCTOBER 18, 2000
                   BETWEEN REEVES TELECOM LIMITED PARTNERSHIP
                          AND WW-GOLF & SERVICES, LLC.


         THIS AMENDMENT NO. 5 to the Purchase and Sale Agreement (the "Agreement") dated October 18, 2000 between Reeves Telecom Limited Partnership (the "Seller") and WW-Golf & Services, LLC (the "Purchaser") is made and entered into this 14th day of February, 2001.

                                   WITNESSETH:

         WHEREAS, pursuant to Section 4.1 of the Agreement, Purchaser's Due Diligence Period (as defined therein) is to be for a period of sixty (60) days after the Execution Date (as defined in the Agreement), and

         WHEREAS, Purchaser and Seller executed Amendments No. 3 and 4 to the Agreement, pursuant to which the Due Diligence Period was extended, most recently, to February 16, 2001, and

         WHEREAS, Purchaser has requested a further extension of the Due Diligence Period so that certain matters may be dealt with appropriately, and

         WHEREAS, Seller is agreeable to such extension,

         NOW, THEREFORE, Purchaser and Seller agree as follows:

1. Section 4.1 of the Agreement is hereby amended to provide that the last day of the Due Diligence Period is Friday, March 2, 2001.

2. All other terms, conditions and provisions of the Agreement, as amended, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed as of this 14th day of February, 2001.

PURCHASER:                                   SELLER:

WW-GOLF & SERVICES, LLC                      REEVES TELECOM LIMITED
                                                    PARTNERSHIP

By: /S/ STEVEN WHITE                         By: /S/ DAVIS P. STOWELL
    ---------------------                        -----------------------------
    Steven White                                 Davis P. Stowell
    President                                    Vice President of Grace
                                                 Property Management, Inc.,
                                                 its General Partner

                               AMENDMENT NO. 6 TO
               PURCHASE AND SALE AGREEMENT DATED OCTOBER 18, 2000
                   BETWEEN REEVES TELECOM LIMITED PARTNERSHIP
                          AND WW-GOLF & SERVICES, LLC.


         THIS AMENDMENT NO. 6 to the Purchase and Sale Agreement (the "Agreement") dated October 18, 2000 between Reeves Telecom Limited Partnership (the "Seller") and WW-Golf & Services, LLC (the "Purchaser") is made and entered into this 1st day of March, 2001.

                                   WITNESSETH:

         WHEREAS, pursuant to Section 4.1 of the Agreement, Purchaser's Due Diligence Period (as defined therein) is to be for a period of sixty (60) days after the Execution Date (as defined in the Agreement), and

         WHEREAS, Purchaser and Seller executed Amendments No. 3, 4 and 5 to the Agreement, pursuant to which the Due Diligence
Period was extended, most recently, to March 2, 2001, and

         WHEREAS, Purchaser has requested a further extension of the Due Diligence Period so that certain matters may be dealt with appropriately, and

         WHEREAS, Seller is agreeable to such extension,

         NOW, THEREFORE, Purchaser and Seller agree as follows:

1. Section 4.1 of the Agreement is hereby amended to provide that the last day of the Due Diligence Period is Friday, March 9, 2001.

2. All other terms, conditions and provisions of the Agreement, as amended, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed as of this 1st day of March, 2001.

PURCHASER:                               SELLER:

WW-GOLF & SERVICES, LLC                  REEVES TELECOM LIMITED
                                                PARTNERSHIP

By: /S/ STEVEN WHITE                     By: /S/ DAVIS P. STOWELL
    -----------------------                  ---------------------------------
    Steven White                             Davis P. Stowell
    President                                Vice President of Grace
                                             Property Management, Inc.,
                                             its General Partner

                               AMENDMENT NO. 7 TO
               PURCHASE AND SALE AGREEMENT DATED OCTOBER 18, 2000
                   BETWEEN REEVES TELECOM LIMITED PARTNERSHIP
                          AND WW-GOLF & SERVICES, LLC.


         THIS AMENDMENT NO. 7 to the Purchase and Sale Agreement (the "Agreement") dated October 18, 2000 between Reeves Telecom Limited Partnership (the "Seller") and WW-Golf & Services, LLC (the "Purchaser") is made and entered into this 9th day of March, 2001.

                                   WITNESSETH:

         WHEREAS, pursuant to Section 6 of the Agreement, Seller represents and warrants to Purchaser that it is the lawful owner of the real property contemplated by said Agreement and at the closing will have and will transfer to Purchaser valid, good and marketable title thereto by general warranty deed, free and clear of any claims, liens, equities or encumbrances (except with regard to the lien of current real estate taxes, as stated therein), and

         WHEREAS, Purchaser pursuant to Section 4 of the Agreement has made inspections and determined that a portion of the irrigation system encroaches on Lot 177 of Section 31 according to a map recorded in Map Cabinet H at Page 174 of the Brunswick County registry, and

         WHEREAS, Seller is agreeable to pay up to $1,500.00 to relocate said irrigation line from Lot 177 to the real property to be sold to Purchaser.

         NOW, THEREFORE, Purchaser and Seller agree as follows:

1. Section 3 of the Agreement is hereby amended to provide that the Seller shall pay up to $1,500.00 to the Purchaser to be used to relocate the irrigation line from Lot 177, Section 31 according to a map recorded in Map Cabinet H at Page 174 of the Brunswick County Registry to the real property that is the subject of the Agreement. This amendment shall survive the closing and Seller shall make payments to Buyer as called for herein upon being furnished satisfactory invoices for sums expended for said relocation up to $1,500.00.

2. All other terms, conditions and provisions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed as of this 9th day of March, 2001.

PURCHASER:                                 SELLER:

WW-GOLF & SERVICES, LLC                    REEVES TELECOM LIMITED
                                                  PARTNERSHIP

By: /S/ STEVEN WHITE                       By: /S/ DAVIS P. STOWELL
    -----------------------                    -------------------------------
    Steven White                               Davis P. Stowell
    President                                  Vice President of Grace
                                               Property Management, Inc.,
                                               its General Partner